Exhibit (10)(h)



                          Strategic Alliance Agreement
                                     between

Startech Environmental Corp. (Startech), a Connecticut Corporation with its principal office at 79 Old Ridgefield Road, Wilton, Connecticut 06897 and

The Ensign-Bickford Company (EBCo), with its principal office at 660 Hopmeadow Street, Simsbury, Connecticut 06070-0483.

Whereas, Startech has developed and commercialized a proprietary system and process for the destruction, remediation, reduction and recycling of various waste streams, including those characterized as hazardous and non-hazardous waste, also including, but not limited to military munitions radioactive waste, utilizing its Plasma Waste Converter (PWC) systems, and

Whereas, EBCo is a pre-eminent, worldwide explosives manufacturing, engineering and service company having extensive experience, knowledge and expertise in the field of advanced explosives, detonation, blasting, and ordnance science and technologies, and

Whereas, both Parties hereto believe that it is in their mutual interest to work together to obtain contracts, the purpose of which is to sell services, equipment, products and facilities, of both Parties, that will process and destroy various forms of Demilitarization wastes and materials, unexploded ordnance with the use of Startech PWC systems in both stationary and mobile configurations that also use EBCo's products and services,

Now Therefore, Startech and EBCo hereby agree to form a Strategic Alliance to mutually seek opportunities that utilize the Startech PWC systems and utilize EBCo's products, services, know-how and experience in EBCo's field of its expertise, the desired purpose of which is to produce sales and secure contracts that result form these opportunities.

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                               1.0 Implementation
                               ------------------

1.01 Startech agrees to cooperate with EBCo and EBCo agrees to cooperate with Startech to promote the securing of contracts and sales utilizing Plasma Waste Converter Process and EBCo's products and services.

                             2.0 Period of Agreement
                             -----------------------

2.01 This Strategic Alliance Agreement shall commence on March 24, 1998 and extend for a period of three (3) years thereafter. Further it shall be automatically renewed for unlimited three (3) year extensions unless sixty (60) days prior to the initial expiration date, or sixty (60) days period to any three (3) year extension, a Party hereto notifies in writing the other Party of its intent to terminate the agreement at the end of the then current agreement period. Such notification must be posted and U.S. postmarked (first class or faster mail) sixty (60) or more days prior to the expiration of the then current contract period.

                             3.0 Common Undertakings
                             -----------------------

3.01 Both Parties agree with each other that they will:

     a.   i.   Use their best efforts (including where appropriate the resources of their Associate Companies) to obtain contracts and sales for the application of the Startech Plasma Waste Converters and for EBCo's products and services.

          ii. Do all such other acts as may be in the best interests of furthering the objectives of this Agreement.

          iii. Cooperate and liaise in all respects with any employee, duly authorized representative or agent of the other Party (and/or its Associate Companies) in connection with furthering the objectives of this Agreement;

     b. Conduct its business in accordance with the highest business standards and not perform any act which will or may reflect adversely upon the business integrity or goodwill of the other Party (or its Associate Companies);

     c. Not make any promises or representations or give any warranties or guarantees in respect of the capabilities of the other Party (or its Associate Companies) which have not been authorized either under the terms of this Agreement or, if outside the terms of this Agreement, specifically authorized in writing regarding the inquiry of a potential Client or Contract concerned;

     d. Immediately notify the other Party of any observations or complaints made by clients in respect of the performance of said Party but not without prior written authority of that Party, either make admissions to customers on the merits of or make any settlement of any claims arising out of such observations or complaints. However either Party, without reference to the Party whose performance is the subject of such an observation or complaint, can at its own expense, if it deems it appropriate, rectify the cause of any complaint from a client, that is qualified so to rectify. Under such circumstances, a report and details of the rectification work carried out must be promptly transmitted to the other Party;

     e. also, each Party will promptly inform the other, by written memo, identifying specific potential customers contracted who may employ the products and services of both the Parties.

                                   4.0 Secrecy
                                   -----------

4.01 The Parties to this Agreement to maintain strict confidentiality regarding all confidential information and disclosures that come into their possession regarding the other Party during the period of this agreement and for three (3) years thereafter, regardless of the reason for the conclusion of the Agreement.

            5.0 Intellectual Property Rights, Inventions and Patents
            --------------------------------------------------------

5.01 Unless otherwise agreed, title and copyright of anything newly developed by either Party for a Contract resulting from a Contract resulting from this Agreement will remain with the developing Party. Under such circumstances, however, the developing Party grants to the other Party an unrestricted free of charge license to use the developed Item for the purpose for which it was sold providing it is not in competition with the developing Party.

5.02 If a joint innovative development involving both Parties is require under a Contract, such development will be the subject of shared intellectual property rights and joint patent application if and where appropriate. However, by mutual consent one Party can "buy out" the other Party's intellectual property rights/copyright.

                                  6.0 Disputes
                                  ------------

6.01 All disputes, differences or questions arising out of this Agreement as to the rights and liabilities of the parties hereto or as to the construction or interpretation hereof shall be referred to he decision of a single arbitrator to be agreed between the parties or in default of agreement appointed at the request of either Party by the then President for the time being of the American Arbitration Association. Arbitration shall take place in English, in the State of Connecticut, unless mutually agreed otherwise.


                          7.0 Insurance and Indemnities
                          -----------------------------


7.01 Each Party shall carry al necessary insurance required by (a) the laws of their country of operation and the United States and (b) the requirements of each Contract..

7.02 Each Party shall indemnify and hold harmless/waive subrogation right against the other Party relating to liens, claims or other charges on goods and property, loss or damage to that Party's property, except where due to the negligence of the other Party, arising out of actions in connection with this Agreement or any Contract entered into as a result of it; loss or damages to any deliverables under any Contract whilst such deliverables are in the custody of that Party; death or injury to any employee of that Party or damage to the property of the Party's employees; etc..

7.03 Minimum insurance for any one event shall be in accordance with terms of each Proposal/contract, entered into by the Parties in accordance with this Agreement.



                                8.0 Relationship
                                ----------------

8.01 Nothing in this Agreement shall be deemed to constitute, create, give effect, or to otherwise recognize a joint venture, partnership or formal business entity of any kind, and the rights and obligations of the Parties shall be limited to those expressly set forth herein. Nothing in this agreement shall be deemed to constitute a license.

8.02 Nothing herein shall be construed as providing for the sharing of profits or losses arising out of efforts of either Party, except as may be provided for in any resulting contract agreed to between the Parties. The cooperation of the Parties is for the purpose of complementing their respective capabilities in securing mutually beneficial contracts..

                            9.0 Entire Understanding
                           -------------------------

9.01 This Agreement embodies the entire understanding between the Parties in relation to marketing and selling their products and services as they relate to the Startech Plasma Waste Converter Process, and there are no promises, terms or conditions or obligations oral or written, expressed or implied, other than those contained herein.

9.02 For the avoidance of doubt, this Agreement does not apply to any Contract between the Parties except where specifically referenced within such Contract.


                              10.0 No Compensation
                              --------------------

10.01 It is hereby expressly agreed between the Parties hereto that, without prejudice to any rights which shall have accrued to either Party, neither Party shall be liable to compensate the other for termination in accordance with Clause 11.0.


                                11.0 Termination
                                ----------------

11.01 Either Party shall have the right at any time by giving notice in writing to the other Party to terminate the Agreement forthwith in the event of any of the following:

     a. If the other Party commits a material breach of any of the terms or conditions of this agreement and fails to remedy the same within 30 days of being requested to do so in writing by the other Party, or such other time period as may be agreed between the Parties as being reasonable under the prevailing circumstances;

     b. If the other Party is unable to pay its debts as they fall due or a petition is presented or a meeting convened for the purpose of winding up that Party or the Party enters into liquidation where other compulsory or voluntarily or compounds with its creditors generally has a receiver appointed of all or for any part of its assets or takes or suffers any similar action in consequence of debt.

11.02 Either Party shall have the right to terminate for convenience after a period of eighteen (18) months from commencement date.

11.03 If terminated for convenience by either Party, both Parties to this Agreement shall honor all outstanding valid proposals and contractual obligations existing at the date of termination.

11.04 If terminated by one Party due to any of the reasons defined in Clause 11.01, the Party in default will forfeit any rights requiring the other Party to honor any outstanding commitments under the terminated Agreement.


                              12.0 Applicable Law
                              -------------------

12.01 The law of the State of Connecticut shall govern this Agreement and the parties agree that any Connecticut Court of competent jurisdiction shall be a proper venue for the bringing of any and all claims relative to this Agreement.


                                 13.0 Publicity
                                 --------------

13.01 Neither Party will disseminate or publish technical papers, trade journal publications, or news releases related to this Agreement without prior written consent of the other Party

In witness whereof this Agreement has been entered into on the April 20, 1998. Signed (for and on behalf of Startech)

        /S/ Joseph F. Longo                        17 APR 98
-------------------------------                   --------------
Joseph F. Longo, President                        Date




Signed (for and behalf of EBCo)

        /S/ Leonard J. Mecca                        17 April 1998
-------------------------------                    --------------
First M. Last, Title                               Date
         Leonard J. Mecca
         Vice-President